THE STRONG INTERNATIONAL
STOCK FUND II
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT o JUNE 30, 1999

                               TABLE OF CONTENTS

INVESTMENT REVIEW
         The Strong International Stock Fund II ...........................2

FINANCIAL INFORMATION
         Schedule of Investments in Securities ............................4
         Statement of Assets and Liabilities ..............................6
         Statement of Operations ..........................................6
         Statements of Changes in Net Assets ..............................7
         Notes to Financial Statements ....................................8

FINANCIAL HIGHLIGHTS .....................................................10



                                 [STRONG LOGO]
                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 12430H99

                  [PHOTO OF STRONG HEADQUARTERS IN BACKGROUND]

                                ===================
                     THE STRONG INTERNATIONAL STOCK FUND II
                     -----------===================--------

FUND
 HIGHLIGHTS

o    The Fund  returned  11.27% for the six months ended June 30, 1999.(1)

o In the last two weeks of April, a shift in market favor to cyclicals and away from technology and telecommunication stocks hurt our performance. But after the brief euphoria had subsided, the same stocks in Europe quickly rebounded in May and especially June, helping the Fund to out-perform. Meanwhile, superior stock selection in Japan also contributed to the fund's outperformance.

o    Despite short-term market trends, the Fund stayed fully invested in stocks.


                      -----------------------------------
                                 AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                  As of 6-30-99

                                  1-year -0.82%

                                  3-year -3.76%

                              Since Inception 1.01%
                                  (on 10-20-95)
                       -----------------------------------

                              FIVE LARGEST HOLDINGS
                                   BY COUNTRY

                                  As of 6-30-99

                        COUNTRY           % OF NET ASSETS

                        United Kingdom              21.6%
                        Japan                       14.6%
                        France                       9.5%
                        Netherlands                  7.9%
                        Italy                        6.7%

                       Please see the Schedule of Investments
                       in Securities for a complete listing of
                       the Fund's portfolio.



PERSPECTIVES
FROM THE MANAGER


/s/ David Lui
David Lui
Portfolio Manager

--------------------------------------------------------------------------------

Our previous overweighting in Europe helped the Fund's performance in January 1999, when emerging markets plunged in the aftermath of Brazil's currency devaluation. Emerging markets bounced back in February and March--but even though we were underweighted in these markets, the Fund continued to outperform thanks to the strength of our individual European holdings. For a short period in April, the market's shift toward cyclicals and away from high technology and telecommunication stocks hurt us, but this soon subsided, and our selections rebounded through June.

The biggest question facing an international fund manager is, which region will provide the highest return from now to the end of 1999? We will give our views by region as follows:

Despite the gloom and doom over economic growth in Europe, we believe that the positive effects of a weak Euro on export-driven European economies will finally come through in the second half of 1999. Nonetheless, we are concerned about bureaucracy that could slow the merger and acquisition process in Europe. Also, European governments may try to spur growth with quick fixes, such as increases in government spending.

How sustainable is the rally in Asia? The prognosis in Japan is getting better, but it remains to be seen whether the recent spate of corporate restructurings represent solid promises or mere lip service.

                                                     ---------------------------
                                                       ...we believe that the

                                                       positive effects of a

                                                        weak Euro on export-

                                                          driven European

                                                       economies will finally

                                                         come through in the

                                                         second half of 1999.
                                                     ---------------------------
--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

We believe a weak yen will power Japan's export sector in the second half of 1999. Further, it's likely that Prime Minister Obuchi would like to serve longer than his predecessors, so he has an incentive to apply himself in this area.

Hong Kong basked in the glory of declining interest rates in February and March. Stable real estate prices after a 50% correction will be helpful to an economy that depends to a great extent on real estate and banking. In June, the government announced the creation of a giant mutual fund to ease the government's 15% ownership of the nation's total market. This is very positive, but valuations are getting a bit stretched after the recent rally. Both China and Korea still appear to have a long way to go to improve their economies and their markets.

This is a critical time in global growth. We could be on the cusp of a global slowdown, or entering a new phase in global expansion. Whatever the outcome, I can assure you of an exciting ride into the new millennium. I thank you for your investment in the Fund, and hope you'll be on that ride with us.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-20-95 to 6-30-99
[GRAPH]

                THE STRONG                                      Lipper
               INTERNATIONAL            MSCI EAFE           International
               STOCK FUND II              Index*             Funds Index*
9-95              10,000                  10,000                10,000
12-95             10,261                  10,491                10,321
6-96              11,642                  10,965                11,215
12-96             11,327                  11,126                11,810
6-97              12,307                  12,373                13,457
12-97              9,795                  11,324                12,666
6-98              10,464                  13,127                14,668
12-98              9,327                  13,588                14,269
6-99              10,378                  14,127                15,254

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indices' performance was prorated for the month of October 1995.

--------------------------------------------------------------------------------
* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S. dollar adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


YOUR FUND'S
 APPROACH

THE STRONG INTERNATIONAL STOCK FUND II SEARCHES OUTSIDE THE U.S. FOR STOCKS THAT APPEAR TO HAVE STRONG GROWTH POTENTIAL RELATIVE TO THEIR RISK. OUR THREE-STEP INVESTMENT PROCESS INVOLVES COUNTRY ALLOCATION, INTENSIVE RESEARCH, AND CURRENCY MANAGEMENT. WE EXAMINE THE ECONOMIC OUTLOOK OF INDIVIDUAL COUNTRIES TO DECIDE HOW MUCH OF THE FUND'S ASSETS--IF ANY--TO INVEST IN EACH ONE. THEN WE CHOOSE INDIVIDUAL STOCKS BASED ON RIGOROUS ANALYSIS INCORPORATING INTERVIEWS WITH A COMPANY'S LEADERSHIP. WE MAKE TAX EFFICIENCY A PRIORITY AND SOMETIMES INVEST TO MANAGE RISK FROM FLUCTUATIONS IN FOREIGN CURRENCY VALUES.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The MSCI Europe, Australasia, and Far East Index*, the Fund's bench-mark, returned 3.97% for the six months ended June 30, 1999.

o Western Europe led the international markets until the end of January, when they were weighted down by the recently ended war in Kosovo. Macroeconomic data out of Continental Europe in June pointed to a new phase of sustained growth.

o Restructuring plans from blue-chip companies revived the Japanese market in March. The rest of Asia rallied strongly in sympathy.

o The technology and telecommunication sectors were market darlings up until the second week of April, when the market made a sharp shift into cyclicals. However, this proved short-lived.

SCHEDULE OF INVESTMENTS IN SECURITIES                  JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
================================================================================
                       STRONG INTERNATIONAL STOCK FUND II
================================================================================
                                                       Shares or
                                                       Principal        Value
                                                        Amount         (Note 2)
--------------------------------------------------------------------------------
 COMMON STOCKS 91.5%
 Australia 1.3%
 Cable & Wireless Optus, Ltd. (b)                      104,000      $   238,626
 TABCORP Holdings, Ltd.                                 54,000          366,663
                                                                      ---------
                                                                        605,289
 Canada 4.4%
 BCE Emergis, Inc. (b)                                  10,000          263,626
 Nortel Networks Corporation                            21,600        1,875,150
                                                                      ---------
                                                                      2,138,776
 Egypt 0.0%
 Suez Cement                                               105            1,502

 Finland 6.3%
 Nokia Oyj                                              34,500        3,033,378

 France 9.5%
 Banque Nationale de Paris                              11,500          961,164
 Lagardere S.C.A.                                        9,300          347,279
 Societe Generale                                        2,000          353,558
 Societe Television Francaise                            2,700          631,191
 STMicroelectronics (b)                                 34,000        2,271,956
                                                                      ---------
                                                                      4,565,148
 Germany 4.0%
 Bayerische Motoren Werke AG                               634          437,425
 Mannesmann AG                                          10,000        1,496,777
 Muenchener Rueckversicherungs-Gesellschaft
   Warrants, Expire 6/03/02 (b)                             52            1,560
                                                                      ---------
                                                                      1,935,762
 Greece 1.1%
 National Bank of Greece SA                              1,180           77,451
 Panafon Hellenic Telecom Company SA
 (Acquired 1/04/99 - 1/15/99; Cost $567,384)(b)(d)      19,400          469,469
                                                                      ---------
                                                                        546,920
 Hong Kong 3.3%
 Hutchison Whampoa, Ltd.                                62,000          561,406
 Johnson Electric Holdings, Ltd.                       154,000          635,199
 Li & Fung, Ltd.                                       156,000          374,004
 Peregrine Investment Holdings, Ltd.                   236,000                0
                                                                      ---------
                                                                      1,570,609
 India 0.0%
 UTI-Mastergrowth 93 Fund (b)                           15,100            4,724

 Ireland 1.2%
 Bank of Ireland                                        17,500          295,063
 Elan Corporation PLC Sponsored ADR (b)                  9,600          266,400
                                                                      ---------
                                                                        561,463
 Italy 6.7%
 Banca Poplare di Brescia                               30,000        1,291,242
 Mediaset Spa                                           52,100          465,144
 Mediolanum Spa                                        107,200          825,337
 Telecom Italia Mobile Spa                             106,300          637,089
                                                                      ---------
                                                                      3,218,812
 Japan 14.6%
 Advantest Corporation                                   4,900          537,706
 The Bank of Tokyo - Mitsubishi                         17,000          241,675
 Daiwa Securities Group, Inc.                          141,000          930,693
 Hoya Corporation                                        9,000          507,178
 Keyence Corporation                                     3,300          576,683
 NTT Mobile Communication Network, Inc.                     35          473,597
 Nintendo Company, Ltd.                                  3,900          542,203
 Rohm Company, Ltd.                                      4,000          625,413
 Taisho Pharmaceutical Company, Ltd.                    18,600          613,861
 Takeda Chemical Industries                             10,000          462,871
 Tokyo Electron, Ltd.                                   13,000          880,611
 Tokyo Seimitsu Company, Ltd.                            9,600          610,694
                                                                      ---------
                                                                      7,003,185
 Kazakhstan 0.2%
 Firebird Republics Fund, Ltd. (b)                       1,280           75,081

 Mexico 0.8%
 Fomento Economico Mexicano, SA de
 CV Sponsored ADR                                        9,100          362,863

 Netherlands 7.9%
 ASM Lithography Holding NV                             39,000        2,263,164
 Koninklijke Ahold NV                                   16,650          575,240
 Vendex NV                                              17,500          468,842
 Verenigde Nederlandse Uitgeversbedrijven NV            12,800          513,062
                                                                      ---------
                                                                      3,820,308
 Portugal 0.6%
 Brisa-Auto Estradas de Portugal SA                      7,400          306,182

 Romania 0.2%
 The Romanian Investment Fund, Ltd. (b)                    300          115,500

 Singapore 2.8%
 City Developments, Ltd.                                63,000          403,941
 The Development Bank of Singapore, Ltd. (Fgn Reg)      45,000          550,588
 Singapore Press Holdings, Ltd.                         24,000          409,412
                                                                      ---------
                                                                      1,363,941
 Spain 1.4%
 Banco Santander Central Hispano SA                     38,126          398,319
 Tabacalera SA                                          13,000          263,565
                                                                      ---------
                                                                        661,884
 Sweden 1.2%
 Skandia Forsakrings AB                                 30,500          574,619

 Switzerland 2.0%
 Adecco SA - Registered Shares                             861          462,808
 Zurich Allied AG                                          850          484,868
                                                                      ---------
                                                                        947,676
 United Kingdom 21.6%
 Cable & Wireless Communications PLC (b)                79,000          759,860
 Dixons Group PLC                                      120,300        2,247,815
 Energis PLC (b)                                        65,200        1,555,475
 GKN PLC                                                19,300          329,581
 Hays PLC                                               47,700          502,801
 Kingfisher PLC                                         34,500          397,118
 Legal & General Group PLC                             235,200          598,944
 Lloyds TSB Group PLC                                   53,500          725,486
 Misys PLC                                              42,300          362,174
 National Express Group PLC                             42,300          675,324
 Vodafone Airtouch PLC                                  79,000        1,557,090
 WPP Group PLC                                          80,700          682,684
                                                                     ----------
                                                                     10,394,352
 United States 0.4%
 Global Crossing, Ltd. (b)                               4,585          195,436
 -------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $35,117,728)                              44,003,410
 -------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS (a) 8.6%
 COMMERCIAL PAPER 0.0%
 INTEREST BEARING, DUE UPON DEMAND
 United States
 United States Cayman Eurodollar Call Deposit,
   3.75%                                              $ 11,000           11,000

 Government & Agency Issues 1.1%
 United States
 United States Treasury Bills, Due 7/22/99 (c)         343,000          342,168
 United States Treasury Bills, Due 9/16/99 (c)         200,000          198,049
                                                                      ---------
                                                                        540,217
4

--------------------------------------------------------------------------------
================================================================================
                 STRONG INTERNATIONAL STOCK FUND II (CONTINUED)
================================================================================

                                                     Shares or
                                                     Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
 Time Deposits 7.5%
 United States
 Dresdner Bank, 5.75%, Due 7/01/99                  $2,000,000       $2,000,000
 Wachovia Grand Cayman, 5.25%, Due 7/01/99           1,600,000        1,600,000
                                                                     ----------
                                                                      3,600,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,151,182)                        4,151,217
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $39,268,910) 100.1%             48,154,627
Other Assets and Liabilities, Net (0.1%)                                (47,114)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                    $48,107,513
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                  Underlying
                              Expiration          Face Amount        Unrealized
                                 Date              at Value         Appreciation
--------------------------------------------------------------------------------
Purchased:
  53 Nikkei 225 (OSE) Index      9/99             $7,689,028           $340,962


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
                                                                    Unrealized
                                      Settlement       Value       Appreciation
                                        Date          in USD      (Depreciation)
--------------------------------------------------------------------------------
Sold:
  240,000,000 JPY                      7/23/99      $1,987,754          $41,930
  512,000,000 JPY                      8/12/99       4,251,224           26,924
  183,000,000 JPY                      9/24/99       1,529,465          (12,681)


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
                                                            Strong International
                                                               Stock Fund II
                                                            --------------------
ASSETS:
 Investments in Securities, at Value (Cost of $39,268,910)          $48,154,627
 Receivable for Securities Sold                                          56,172
 Dividends and Interest Receivable                                       63,063
                                                                   ------------
 Total Assets                                                        48,273,862

LIABILITIES:
 Accrued Operating Expenses and Other Liabilities                       166,349
                                                                   ------------
NET ASSETS                                                          $48,107,513
                                                                   ============
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)                       56,856,196
 Undistrubuted Net Investment Income                                     34,174
 Accumulated Net Realized Loss                                      (18,064,607)
 Net Unrealized Appreciation                                          9,281,750
                                                                   ------------
 Net Assets                                                         $48,107,513
                                                                   ============
Capital Shares Outstanding (Unlimited Number Authorized)              4,942,244

NET ASSET VALUE PER SHARE                                                 $9.73
                                                                          =====


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)

                                                            Strong International
                                                               Stock Fund II
                                                            --------------------
INCOME:
 Dividends (net of withholding taxes of $25,222)                     $  260,343
 Interest                                                                35,889
                                                                     ----------
 Total Income                                                           296,232
EXPENSES:
 Investment Advisory Fees                                               227,460
 Custodian Fees                                                          16,300
 Other                                                                   18,298
                                                                     ----------
 Total Expenses                                                         262,058
                                                                     ----------
NET INVESTMENT INCOME                                                    34,174

REALIZED AND UNREALIZED GAIN (LOSS):
 Net Realized Gain (Loss) on:
  Investments                                                         1,005,433
  Futures Contracts and Forward Foreign Currency Contracts               24,015
  Foreign Currencies                                                     (4,688)
                                                                     ----------
  Net Realized Gain                                                   1,024,760
 Net Change in Unrealized Appreciation/Depreciation on:
  Investments                                                         3,872,142
  Futures Contracts and Forward Foreign Currency Contracts              397,135
  Foreign Currencies                                                     (3,704)
                                                                     ----------
  Net Change in Unrealized Appreciation/Depreciation                  4,265,573
                                                                     ----------
NET GAIN ON INVESTMENTS                                               5,290,333
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $5,324,507
                                                                     ==========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------

                                                              Strong International Stock Fund II
                                                              ----------------------------------
                                                                Six Months Ended    Year Ended
                                                                 June 30, 1999     Dec. 31, 1998
                                                              ------------------- --------------
                                                                   (Unaudited)
OPERATIONS:
  Net Investment Income                                              $    34,174     $   169,346
  Net Realized Gain (Loss)                                             1,024,760     (13,833,706)
  Net Change in Unrealized Appreciation/Depreciation                   4,265,573      11,702,258
                                                                     -----------     -----------
  Net Increase (Decrease) in Net Assets Resulting from Operations      5,324,507      (1,962,102)

DISTRIBUTIONS:
  From Net Investment Income                                            (177,022)       (642,787)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                           61,823,329      62,818,720
  Proceeds from Reinvestment of Distributions                            179,420         642,787
  Payment for Shares Redeemed                                        (66,323,478)    (73,396,714)
                                                                     -----------     -----------
  Net Decrease in Net Assets from Capital Share Transactions          (4,320,729)     (9,935,207)
                                                                     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  826,756     (12,540,096)

NET ASSETS:
  Beginning of Period                                                 47,280,757      59,820,853
                                                                     -----------     -----------
  End of Period                                                      $48,107,513     $47,280,757
                                                                     ===========     ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                 6,670,360       6,670,162
  Issued in Reinvestment of Distributions                                 19,869          63,075
  Redeemed                                                            (7,135,159)     (7,763,041)
                                                                     -----------     -----------
  Net Decrease in Shares of the Fund                                    (444,930)     (1,029,804)
                                                                     ===========     ===========

                                See Notes to Financial Statements.
                                                                                               7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

1.   ORGANIZATION
     Strong International Stock Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1999, approximately 84% of the Fund's shares are owned by the separate accounts of one insurance company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at June 30, 1999 were $567,384 and $469,469, respectively, representing 1.0% of the net assets of the Fund.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward foreign currency contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon currency exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended, were $5,039, $30,402 and $750, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total net assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the six months ended June 30, 1999 were $28,702,515 and $36,482,531, respectively.

6.   INCOME TAX INFORMATION
     At June 30, 1999, the cost of investments in securities for federal income tax purposes was $40,730,811. Net unrealized appreciation of securities was $7,423,816, consisting of gross unrealized appreciation and depreciation of $9,336,381 and $1,912,565, respectively. At December 31, 1998, the Fund had a capital loss carryover of $16,861,042, which expires in 2006.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1998 which is designated as qualifying for the dividends-received deduction was 0.2% (unaudited).


FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND II
----------------------------------------------------------------------------------------------------------------------------
                                                                                       PERIOD ENDED
----------------------------------------------------------------------------------------------------------------------------
                                                                  June 30,    Dec.31,     Dec. 31,    Dec. 31      Dec. 31,
Selected Per-Share Data(a)                                         1999(b)     1998        1997         1996        1995(c)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $8.78       $9.32       $11.23      $10.22       $10.00
Income From Investment Operations
  Net Investment Income                                            0.01        0.03         0.06        0.03         0.01
  Net Realized and Unrealized Gains (Losses) on Investments        0.98       (0.46)       (1.50)       1.03         0.25
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.99       (0.43)       (1.44)       1.06         0.26
Less Distributions
  From Net Investment Income                                      (0.04)      (0.11)       (0.06)      (0.03)       (0.01)
  In Excess of Net Investment Income                                 --          --        (0.12)      (0.02)       (0.03)
  From Net Realized Gains                                            --          --        (0.29)         --           --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (0.04)      (0.11)       (0.47)      (0.05)       (0.04)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.73       $8.78       $ 9.32      $11.23       $10.22
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
  Total Return                                                   +11.3%       -4.8%       -13.5%      +10.4%        +2.6%
  Net Assets, End of Period (In Millions)                           $48         $47          $60         $75           $2
  Ratio of Expenses to Average Net Assets                          1.1%*       1.6%         1.5%        1.9%         2.0%*
  Ratio of Net Investment Income to Average Net Assets             0.1%*       0.3%         0.6%        0.4%         1.0%*
  Portfolio Turnover Rate                                         63.7%      255.2%       169.2%      126.0%        26.9%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 1999 (unaudited).
(c) For the period from October 20, 1995 (inception) to December 31, 1995.







                                                     See Notes to Financial Statements.

10

NOTES
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